ASSETMARK FUNDS

SUPPLEMENT TO THE
PROSPECTUS
DATED JULY 31, 2007

The date of this Supplement is June 6, 2008

     1. Integrity Asset Management, LLC was approved by the Board of Trustees on March 14, 2008 to serve as a sub-advisor for the AssetMark Small/Mid Cap Value Fund, replacing First Quadrant, L.P.

     The section regarding First Quadrant, L.P. on pages 50 and 51 of the Prospectus is deleted and replaced with the following:

Integrity Asset Management, LLC (“Integrity”), 401 West Main St., Suite 2100, Louisville, Kentucky 40202, was approved by the Board of Trustees on March 14, 2008 to serve as a sub-advisor for the Small/Mid Cap Value Fund. Integrity began managing its allocated portion of the Small/Mid Cap Value Fund’s portfolio on or about March 26, 2008. Integrity is an independent, employee-owned institutional investment management firm. As of January 31, 2008, Integrity had approximately $2.3 billion in assets under management. The following individuals are primarily responsible for the day-to-day management of Integrity’s allocated portion of the Small/Mid Cap Value Fund’s portfolio:

Daniel G. Bandi, CFA
Chief Investment Officer, Value Equities & Principal

Mr. Bandi is a CFA charterholder with over 17 years of investment management experience and has served as the Chief Investment Officer, Value Equities and as a Principal of Integrity since 2003. He is a member of Integrity’s Board of Managers and serves as Chief Investment Officer for all of Integrity’s value equity strategies, and is lead portfolio manager for the small/mid cap value equity strategy. Mr. Bandi graduated from the University of Pittsburgh and earned an MBA from Texas A&M University –Commerce.

Daniel J. DeMonica, CFA
Senior Portfolio Manager & Principal

Mr. DeMonica has served as a Senior Portfolio Manager and Principal of Integrity since 2003. Mr. DeMonica is a CFA charterholder with over 13 years of investment management experience and is a member of Integrity’s value equity management team, serving as a Senior Portfolio Manager for all value strategies and as lead portfolio manager for the large cap value equity strategy. He focuses on the healthcare, utilities, telecommunications and consumer services sectors. Mr. DeMonica graduated from Indiana University – Bloomington, and earned his MBA from Case Western Reserve University.

Adam I. Friedman
Senior Portfolio Manager & Principal

Mr. Friedman has served as a Senior Portfolio Manager and Principal of Integrity since 2003. Mr. Friedman has over 17 years of investment management experience and is a member of Integrity’s value equity management team, serving as a Senior Portfolio Manager for all value strategies and as lead portfolio manager for the mid cap value equity strategy. Mr. Friedman has sector responsibilities focused on the technology and consumer cyclicals sectors. After completing his undergraduate studies at the University of Maryland, Mr. Friedman earned his MBA from Case Western Reserve University.

William H. McNett, CFA
Senior Portfolio Manager & Principal

Mr. McNett has served as a Senior Portfolio Manager and Principal of Integrity since 2003. A member of Integrity’s Board of Managers, Mr. McNett is a CFA charterholder with over 25 years of investment management experience. In addition to serving as Senior Portfolio Manager, he also coordinates Integrity’s client service effort and plays an active role in the management of the firm. Mr. McNett is a graduate of Bloomsburg University.

J. Bryan Tinsley, CFA
Portfolio Manager

Mr. Tinsley has served as a Portfolio Manager of Integrity since 2003. A member of Integrity’s value equity management team, Mr. Tinsley is responsible for research and security selection. His sector responsibilities include the basic materials, energy and commercial services sectors. He has over 12 years of portfolio management, research and performance analysis experience. Mr. Tinsley is a graduate of Transylvania University and earned his MBA from Case Western Reserve University.

     2. As of January 31, 2008, Stephen A. Burlingame no longer serves as a portfolio manager for the portion of the AssetMark Large Cap Growth Fund sub-advised by TCW Investment Management Company. The reference to Mr. Burlingame on page 43 of the Prospectus is hereby deleted.

     3. As of January 1, 2008, Chris Najork no longer serves as a portfolio manager for the portion of the AssetMark Large Cap Value Fund sub-advised by NFJ Investment Group, L.P. The reference to Mr. Najork on page 47 of the Prospectus is hereby deleted.

     4. On or around March 31, 2008, Clay Finlay, Inc. (“Clay Finlay”), a sub-advisor for the AssetMark International Equity Fund, completed an internal corporate reorganization. Clay Finlay has informed AssetMark that this corporate reorganization will not affect its operations or its management of its allocated portion of the AssetMark International Equity Fund. In addition, the New York office of Clay Finlay moved on March 24, 2008 to a new location. As a result of a name change related to this reorganization and an address change related to the office move, the first sentence of the second paragraph on page 51 of the Prospectus is hereby deleted and replaced with the following:

Clay Finlay, LLC (“Clay Finlay”), 12 East 49th Street, 32nd Floor, New York, New York 10017, a global equity management firm founded in 1982, is a sub-advisor for the International Equity Fund.

     5. As of March 31, 2008, Robert C. Schletter no longer serves as a portfolio manager for the portion of the AssetMark International Equity Fund sub-advised by Clay Finlay, LLC. The reference to Mr. Schletter on page 51 of the Prospectus is hereby deleted.

     6. As of May 2, 2008, S. Kenneth Leech is no longer primarily responsible for the day-to-day management for the portion of the AssetMark Core Plus Fixed Income Fund sub-advised by Western Asset Management Company and Western Asset Management Company Limited. The references to Mr. Leech on page 57 of the Prospectus are hereby deleted.

Please retain this Supplement with your Prospectus for future reference.

ASSETMARK FUNDS

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2007

The date of this Supplement is June 6, 2008

     1. Integrity Asset Management, LLC was approved by the Board of Trustees on March 14, 2008 to serve as a sub-advisor for the AssetMark Small/Mid Cap Value Fund, replacing First Quadrant, L.P.

     A. The section regarding First Quadrant, L.P. on pages 53 and 54 of the Statement of Additional Information is deleted and replaced with the following:

Integrity Asset Management, LLC (“Integrity”), a sub-advisor to the Small/Mid Cap Value Fund, is an independent, employee-owned institutional investment management firm. As of January 31, 2008, Integrity had approximately $2.3 billion in assets under management.

As of January 31, 2008, in addition to the Small/Mid Cap Value Fund, portfolio managers Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, William H. McNett and J. Bryan Tinsley were responsible for the day-to-day management of certain other accounts, as follows:

	Total Accounts		Accounts with
			Performance Fees

Other Accounts
	Number	Assets	Number	Assets
		(in millions)		(in millions)

Registered Investment	1	$ 148.60	0	$ 0
Companies

Other Pooled Investment
Vehicles	0	$ 0	0	$ 0

Other Accounts	109	$2,201.11	1	$37.79

Individual investment professionals at Integrity manage multiple accounts for multiple clients. These accounts may include investment companies and separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies or foundations). The portfolio managers that are primarily responsible for the day-to-day management of the Small/Mid Cap Value Fund generally manage all portfolios in the same way except for specific accounts with investment restrictions stipulated by clients.

Integrity’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Integrity has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing accounts for multiple clients. In addition, Integrity monitors a variety of areas, including compliance with primary account guidelines and compliance with Integrity’s code of ethics.

Integrity receives a fee based on the portion of the Small/Mid Cap Value Fund’s assets allocated to Integrity as set forth in the Investment Sub-Advisory Agreement between Integrity and AssetMark with respect to the Small/Mid Cap Value Fund. Integrity pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Small/Mid Cap Value Fund.

Integrity believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Integrity receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Integrity and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Generally, the current incentive bonus package for each of the Small/Mid Cap Value Fund’s portfolio managers consists of a fixed percentage of the revenues generated by the accounts that the portfolio manager manages.

Portfolio managers are also eligible to participate in a 401(k) plan generally available to all Integrity employees.

As of January 31, 2008, none of the portfolio managers owned any shares of the Small/Mid Cap Value Fund.

     B. The information relating to First Quadrant, L.P. in the section entitled “Proxy Voting Guidelines” on page 89 of the Statement of Additional Information is deleted and replaced with the following:

INTEGRITY ASSET MANAGEMENT
SUMMARY OF PROXY VOTING POLICIES
SUB-ADVISOR TO THE ASSETMARK SMALL/MID CAP VALUE FUND

     These policies and procedures apply to the voting of proxies by Integrity Asset Management (“Integrity”) for accounts in which the firm has proxy voting discretion.

Summary of Proxy Voting Guidelines

     The fundamental guideline followed by Integrity in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Integrity to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Guidelines (available upon request). These guidelines are applicable to the voting of domestic and global proxies.

I. Integrity

     As an integral part of the investment process and where authorized by its clients, Integrity has responsibility for voting proxies, along with interpretation and application of its Proxy Voting Guidelines. The firm has delegated this activity to a third party, which is described in Section II. The Compliance Department will maintain electronic copies of proxy voting information provided by any independent third parties.

II. Institutional Shareholder Services

     Integrity has delegated to an independent third party, currently, Institutional Shareholder Services (“ISS”), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Voting Guidelines.

III. Application of Proxy Voting Guidelines

     It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies, investment managers (with the approval of the investment team leader) may vote proxies contrary to the recommendation of ISS if it is determined that such action is in the best interests of the clients/beneficiaries. The Compliance Department will serve as a facilitator for such requests. When exercising such discretion, the investment manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future direction, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

     Investment personnel for the respective investment team will document the rationale for any proxy voted contrary to the recommendation of ISS. Such information will be kept by the investment team and will be available to the Compliance Department as part of the recordkeeping process.

IV. Conflicts of Interest

     Integrity may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.

     If, at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance Officer and/or counsel. Conflicts of interest will be handled in various ways depending on the type and materiality. This includes:

  Where the Proxy Voting Guidelines outline Integrity’s voting position as either “for” or “against” such proxy proposal, voting will be in accordance with Integrity’s Proxy Voting Guidelines.
  Where the Proxy Voting Guidelines outline Integrity’s voting position to be on a “case-by-case basis” for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by Integrity depending on the facts and circumstances of each situation and the requirement of applicable law.
  Voting the proxy in accordance with the voting recommendation of an independent third party.
  Voting the proxy pursuant to client direction.

V. Proxy Voting Records; Client Disclosures

     Integrity will maintain the following records relating to proxy votes cast under these policies and procedures:

  A copy of these policies and procedures.
  A copy of each proxy statement the firm receives regarding clients’ securities.
  A record of each vote cast by the firm on behalf of a client.
  A copy of any document created by Integrity that was material to making a decision of how to vote proxies on behalf of a client or that memorialized the basis for that decision.
  A copy of each written client request for information on how Integrity voted proxies on behalf of the client, and a copy of any written response by the firm to any client request for information on how the firm voted proxies.
  The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain the records.

     Integrity will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally Integrity’s policy not to disclose its proxy voting records to third parties or special interest groups.

VI. ERISA Accounts

     Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Integrity, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The U.S. Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

     The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with U.S. Department of Labor positions, it is the policy of Integrity to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

VII. Closed-End and Open-End Mutual Funds

     Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

VIII. Other Special Situations

     Integrity may choose not to vote proxies in certain situations or for certain accounts, such as where: 1) a client has informed Integrity that it wishes to retain the right to vote the proxy, in which case, Integrity will instruct the custodian to send the proxy material directly to the client; 2) Integrity deems the cost of voting would exceed any anticipated benefit to the client; 3) a proxy is received for a client account that has been terminated with Integrity; 4) a proxy is received for a security Integrity no longer manages (i.e., Integrity had previously sold the entire position) and/or 5) the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

     2. As of January 31, 2008, Stephen A. Burlingame no longer serves as a portfolio manager for the portion of the AssetMark Large Cap Growth Fund sub-advised by TCW Investment Management Company. The references to Mr. Burlingame in the section entitled “The Sub-Advisors and Portfolio Managers” on page 40 of the Statement of Additional Information are hereby deleted.

     3. As of January 1, 2008, Chris Najork no longer serves as a portfolio manager for the portion of the AssetMark Large Cap Value Fund sub-advised by NFJ Investment Group, L.P. The references to Mr. Najork in the section entitled “The Sub-Advisors and Portfolio Managers” on page 48 of the Statement of Additional Information are hereby deleted.

     4. As of April 29, 2008, John Whittaker no longer serves as the Vice President of AssetMark Funds. The references to Mr. Whittaker in the section entitled

“Management of the Funds” on page 33 of the Statement of Additional Information are hereby deleted.

     5. On or around March 31, 2008, Clay Finlay, Inc. (“Clay Finlay”), a sub-advisor for the AssetMark International Equity Fund, completed an internal corporate reorganization. Clay Finlay has informed AssetMark that this corporate reorganization will not affect its operations or its management of its allocated portion of the AssetMark International Equity Fund. As a result of a name change related to this reorganization, all references to Clay Finlay, Inc. in the Statement of Additional Information are hereby deleted and replaced with Clay Finlay, LLC.

     6. As of March 31, 2008, Robert C. Schletter no longer serves as a portfolio manager for the portion of the AssetMark International Equity Fund sub-advised by Clay Finlay, LLC. The references to Mr. Schletter in the section entitled “The Sub-Advisors and Portfolio Managers” on page 54 of the Statement of Additional Information are hereby deleted.

     7. As of May 2, 2008, S. Kenneth Leech is no longer primarily responsible for the day-to-day management for the portion of the AssetMark Core Plus Fixed Income Fund sub-advised by Western Asset Management Company and Western Asset Management Company Limited. The references to Mr. Leech in the section entitled “The Sub-Advisors and Portfolio Managers” on page 62 of the Statement of Additional Information are hereby deleted.

Please retain this Supplement with your Statement of Additional Information for future reference.